STATE OF NEW MEXICO
COUNTY OF SANTA FE
FIRST JUDICIAL DISTRICT COURT

Case assigned to Wilson, Matthew Justin

STEPHANIE GARCIA RICHARD, COMMISSIONER OF PUBLIC LANDS OF THE STATE OF NEW MEXICO,

Plaintiff,

v. **Case No.** D-101-CV-2021-00462

OXY USA WTP, LP, PETROLIA ENERGY CORP., and BLUE SKY NM INC.,

Defendants.

VERIFIED COMPLAINT

COMES NOW Plaintiff Stephanie Garcia Richard, Commissioner of Public Lands of the State of New Mexico (the "Commissioner"), by and through her undersigned counsel, and brings the following causes of action against Defendant OXY USA WTP, LP, Petrolia Energy Corp., and Blue Sky NM Inc.

PARTIES

1. The Commissioner is the duly elected Commissioner of Public Lands, an office established under Article V, Section 1 of the New Mexico Constitution; Article XIII, Section 2 of the New Mexico Constitution; NMSA 1978, Section 19-1-1 (1912); and NMSA 1978, Section 19-1-2 (1953). The Commissioner is the chief executive officer of the New Mexico State Land Office ("State Land Office") and has authority over lands ("state trust lands") granted to the State of New Mexico (the "State") by the federal government in trust to generate support for public schools and other state institutions, such as hospitals and universities ("beneficiaries"), and is designated under

New Mexico law to carry out the State's trust duties under the New Mexico Enabling Act (Act of Congress of June 20, 1910, 36 Stat. 557, Ch. 310, § 10) (the "Enabling Act"). The Commissioner has the authority and responsibility for the State's management, care, custody, control and disposition of state trust lands in accordance with the Enabling Act and with state law, including the authority to: (i) manage and lease state trust lands and collect all monies due to the State for lease of such lands; (ii) take all actions necessary to collect damages for trespass on state trust lands; and (iii) demand remediation and reclamation of state trust land caused by oil and gas activities.

2. Defendant OXY USA WTP, LP (OXY") is a foreign limited partnership that does business in the State of New Mexico.

3. Defendant Petrolia Energy Corp. ("Petrolia") is a Texas corporation that does business in the State of New Mexico.

4. Defendant Blue Sky NM Inc. ("Blue Sky") is a revoked New Mexico corporation.

JURISDICTION AND VENUE

5. This Court has jurisdiction to hear this dispute pursuant to Article VI, Section 13 of the New Mexico Constitution.

6. Venue is proper in Santa Fe County pursuant to NMSA 1978, §§ 38-3-1(A) and (F).

ALLEGATIONS COMMON TO ALL CAUSES OF ACTION

7. The State of New Mexico owns 160 acres of land in Township 8 South, Range 28 East, Section 36, SW4 NE4, N2 SE4, and SE4 SE4, N.M.P.M., located in Chaves County (the "Subject Lands"). The Subject Lands were conveyed to the State of New Mexico by the United

States. The Subject Lands are state trust lands, managed by the Commissioner for the benefit of state land trust beneficiaries, specifically common (i.e. public) schools.

8. The Commissioner has the authority to manage and lease the Subject Lands described, subject to the requirements of the Enabling Act and law cited above.

9. On October 16, 1962 the State Land Office issued an oil and gas lease encompassing the Subject Lands (and additional lands) to Cities Service Oil Company, Lease No. K0-2803 (the "Lease"). The Lease was issued for a primary term of five years and an optional secondary term of five years. A true and correct copy of the Lease is attached hereto as Exhibit 1.

10. After a series of intermediate assignments, a portion of the Lease, covering the Subject Lands, was assigned to OXY in 2001, under Lease No. K0-2803-9. A true and correct copy of the assignment is attached hereto as Exhibit 2.

11. The Lease provides that it would remain in effect beyond its primary term of five years and optional secondary term of five years only "so long thereafter as oil and gas in paying quantities or either of them is produced from [the Subject Lands]."

12. There are at least six unplugged wells (the "Wells") that exist on the Subject Lands:

- Twin Lakes San Andres Unit #027 (API 30-005-60521)
- Twin Lakes San Andres Unit #028 (API 30-005-61633)
- Twin Lakes San Andres Unit #316 (API 30-005-63185)
- Twin Lakes San Andres Unit #036 (API 30-005-60329)
- Twin Lakes San Andres Unit #037 (API 30-005-60973)
- Twin Lakes San Andres Unit #047 (API 30-005-60010)

13. Petrolia and Blue Sky are the operators of record of the Wells on file with the New Mexico Oil Conservation Division ("OCD").

14. The Wells, and accordingly the Lease, stopped producing oil and gas in paying quantities by September 2019 at the latest.

15. By letter dated September 16, 2019, the State Land Office notified OXY that the Lease had expired. A true and correct copy of the notice of expiration is attached hereto as Exhibit 3.

16. State Land Office rules impose various environmental compliance obligations on oil and gas lessees of lands owned by the State and managed by the Commissioner. As the lessee of record for the Lease, OXY was and remains obligated to comply with State Land Office rules that require oil and gas lessees to keep lease premises free from trash and debris, and clean up spills immediately. 19.2.100.66(B) NMAC. OXY has failed to comply with these requirements.

17. State Land Office rules also require that oil and gas lessees must, within 60 days of expiration of a lease, "remove all improvements placed or erected on the premises," as well as all "lease related surface trash and debris," including nonoperational equipment. 19.2.100.67(C) NMAC. OXY has failed to comply with this requirement.

18. State Land Office lessees like OXY are required to ensure that, upon cessation of operation of a well or expiration or cancellation of a lease, wells must be plugged in accordance with OCD standards. OXY has failed to plug the Wells, in violation of its duties to the State Land Office.

19. In addition, OCD rules require Petrolia and Blue Sky (as the operators of the Wells) to plug and abandon the Wells or place the Wells in approved temporary abandonment status within 90 days after a 60-day period following suspension of drilling operations, or a determination that the Wells are no longer usable for beneficial purposes. Petrolia and Blue Sky have failed to comply with these requirements.

20. State Land Office rules further require that upon cessation of operations, oil and gas lessees must fully reclaim oil and gas lease sites, which includes remediation of spills and

leaks, reseeding and berming of roads, removal of debris, and reclamation/revegetation of well pads. 19.2.100.67(C) NMAC. OXY has failed to comply with these requirements.

21. By leaving improvements such as tank batteries, pump jacks, surface flowlines, and other abandoned infrastructure on the Subject Lands, and by leaving the Wells unplugged, OXY, Petrolia, and Blue Sky are committing an ongoing trespass.

22. By letter dated January 4, 2021, the State Land Office notified Defendants of these deficiencies and demanded that Defendants assume their respective responsibilities under the Lease and State Land Office rules.

23. Defendants have not taken any of the required remedial action nor responded to the State Land Office's demand.

COUNT I
Trespass, Waste and Negligence Per Se Based Upon Statutory Trespass and Waste

24. The Commissioner repeats Paragraphs 1 through 23 above, and incorporates them as if set forth fully here.

25. Defendants have violated NMSA 1978, § 19-6-3, under which each act of trespass and waste upon state trust land is a misdemeanor, punishable by a fine of up to five hundred dollars ($500.00) per day, with each day's violation being a separate offense. These violations of trespass and waste by Defendants constitute negligence per se.

26. In addition, Defendants have caused damage to the Subject Lands by failing to remove debris, reclaim and remediate the site of its operations on those lands.

27. As such, the Commissioner is entitled to injunctive relief and an award of damages for the diminution of the value of the Subject Lands caused by Defendants' acts of trespass and waste, and/or the cost of corrective action associated with remediation of Defendants' acts of trespass and waste.

COUNT II
Common-Law Trespass and Waste

28. The Commissioner repeats Paragraphs 1 through 27 above, and incorporates them as if set forth fully here.

29. Defendants have committed the tort of trespass under the common law, and has wasted State resources in the course of committing that trespass, by wrongfully occupying the Subject Lands and by failing to remove debris, reclaim, plug the Wells, and remediate the site of their operations on those lands.

30. As such, the Commissioner is entitled to injunctive relief and an award of damages for the diminution of the value of the Subject Lands caused by Defendants' acts of trespass and waste; and the cost of corrective action associated with remediation of Defendants' acts of trespass and waste.

COUNT III
Breach of Contract

31. The Commissioner repeats Paragraphs 1 through 30 above, and incorporates them as if set forth fully here.

32. In assuming and agreeing to the terms of the Lease, OXY committed itself to adhere to all applicable state laws, including 19.2.100.66 and 19.2.100.67 NMAC. Those rules require full site remediation and reclamation upon the cessation of lease operations.

33. In addition, under the Lease OXY is responsible for all damage to the Subject Lands.

34. OXY has damaged the Subject Lands.

35. OXY has failed to honor its contractual obligations to remediate and reclaim the Subject Lands.

36. The Commissioner is entitled to specific performance of the environmental remediation and reclamation obligations contained in OXY's contract (i.e. the Lease).

37. In the alternative, the Commissioner is entitled to damages in an amount to be proven at trial to compensate the State for OXY's breach of the Lease.

COUNT IV
Permanent Injunction

38. The Commissioner repeats Paragraphs 1 through 37 above, and incorporates them as if set forth fully here.

39. Defendants have failed to comply with their respective obligations as a former lessee and operators to reclaim and remediate the Subject Lands, including the plugging and formal abandonment of the Wells.

40. The Commissioner has no adequate remedy at law to prevent irreparable injury resulting from Defendants' failure to comply with its obligations.

41. The Commissioner is entitled to permanent injunctive relief enjoining and requiring Defendants to comply with the requirements of 19.2.100.67(C) NMAC, including plugging and formal abandonment of the Wells.

REQUEST FOR RELIEF

WHEREFORE, the Commissioner prays for judgement against Defendants as follows:

A. An award of compensatory damages as set forth above;

B. An order directing Defendants to specifically perform their obligations under the Lease and state law;

C. An injunction requiring Defendants to comply with their reclamation and remediation obligations under state law, and to promptly plug and abandon the Wells;

D. An award of pre-judgment and post-judgment interest on any amounts recovered herein;

E. An award of the Commissioner's costs in bringing this action herein, including reasonable attorney's fees and expenses; and

F. Such other and further relief as the Court may deem appropriate under the circumstances.

Respectfully submitted,

/s/ Ari Biernoff
Ari Biernoff
General Counsel
NEW MEXICO STATE LAND OFFICE
P.O. Box 1148
Santa Fe, NM 87504-1148
(505) 827-5756
abiernoff@slo.state.nm.us
Attorney for Stephanie Garcia Richard,
Commissioner of Public Lands of the State of New Mexico

VERIFICATION

STATE OF NEW MEXICO)
) ss.
COUNTY OF SANTA FE)

Allison Marks, being first duly sworn, deposes and states that she is the Director of the Oil, Gas & Minerals Division of the New Mexico State Land Office, that she has read the foregoing Verified Complaint, and that she knows the allegations of fact are true, except that allegations made upon information and belief, which she believes to be true.

Allison Marks

SUBSCRIBED AND SWORN TO before me this 21 day of February, 2021, by Allison Marks.

NOTARY PUBLIC

DENISE A. GALLEGOS NOTARY PUBLIC STATE OF NEW MEXICO

My Commission Expires:

August 27, 2024

FORM 57—ORIGINAL COPY

LEASE NO. K-2803 APPLICATION NO. K-2803

OIL AND GAS LEASE

THIS AGREEMENT, dated this the 16th day of October, A.D., 19 62, made and entered into by and between the state of New Mexico, acting by and through the undersigned, its commissioner of public lands, thereunto duly authorized, party of the first part and hereinafter called the "lessor", and

CITIES SERVICE ~~PETROLEUM~~ Oil COMPANY
~~Cities Service~~ Bldg.
~~Bartlesville~~, Oklahoma ~~74004~~ Box 300 Tulsa, Okla 74102

party of the second part, hereinafter called the "lessee", whether one or more,

WITNESSETH:

WHEREAS, the said lessee has filed in the office of the commissioner of public lands an application for an oil and gas lease covering the lands hereinafter described and has tendered therewith the required first payment being not less than the amount required by law and by the rules and regulations of the New Mexico State Land Office; and

WHEREAS, all of the requirements of law relative to said application and tender have been duly complied with and said application has been approved and allowed by the commissioner of public lands;

THEREFORE, for and in consideration of the premises as well as the sum of SEVENTEEN HUNDRED DOLLARS AND NO/100 ($ 1700.00) Dollars, the same being the amount of the tender above mentioned, paid in cash and evidenced by official receipt no. G-4845 and of the further sum of $ 5.00 filing fee, and of the covenants and agreements hereinafter contained on the part of the lessee to be paid, kept and performed, the said lessor has granted and demised, leased and let, and by these presents does grant, demise, lease and let unto the said lessee, exclusively, for the sole and only purpose of exploration, development and production of oil or gas, or both thereon and therefrom with the right to own all oil and gas so produced and saved therefrom and not reserved as royalty by the lessor under the terms of this lease, together with right of ways, easements and servitudes for pipelines, telephone and telegraph lines, tanks, power houses, stations, gasoline plants, and fixtures for producing, treating and caring for such products, and housing and boarding employees, and any and all rights and privileges necessary, incident to or convenient for the economical operation of said land, for oil and gas, with right for such purposes to the free use of oil, gas, casing-head gas, or water from said lands, but not from lessor's water wells, and with the rights of removing either during or after the term hereof, all and any improvements placed or erected on the premises by the lessee, including the right to pull all casing, subject, however, to the conditions hereinafter set out, the following described land situated in the county of Chaves, state of New Mexico, and more particularly described as follows:

T.P. 10-22-62

Line	SUBDIVISION	Sec.	Twp.	Rge.	Acres	Institution	√
1	SW¼NE¼, NW¼NW¼, SE¼NW¼, N½SE¼, SE¼SE¼	36	8S	28E	240.00	CS	✓
2	40.00				240.00		
3							
4							
5							
6	ALL ASSIGNED						
7							
8							
9							
10							
11							
12							
13							
14							

EXHIBIT 1

Said lands having been awarded to lessee and designated as Tract No. 0-1 at a public sale held by the commissioner of public lands on October 16th, 19 62. (To be filled in only where lands are offered at public sale.)

To have and to hold said land, and all the rights and privileges granted hereunder, to and unto the lessee for a primary term of five years from the date hereof, and as long thereafter as oil and gas in paying quantities, or either of them, is produced from said land by the lessee, subject to all of the terms and conditions as hereinafter set forth.

In consideration of the premises the parties convenant and agree as follows:

1. Subject to the free use without royalty, as hereinbefore provided, the lessee shall pay the lessor as royalty one-eighth part of the oil produced and saved from the leased premises or the cash value thereof, at the option of the lessor, such value to be the price prevailing the day oil is run into a pipeline, if the oil be run into a pipeline, or into storage tanks, if the oil be stored.

2. Subject to the free use without royalty, as hereinbefore provided, the lessee shall pay the lessor as royalty one-eighth of the cash value of gas, including casing-head gas, produced and saved from the leased premises and marketed or utilized, such value to be equal to the greater of the following amounts:

(a) the net proceeds derived from the sale of such gas in the field, or

(b) five cents ($0.05) per thousand cubic feet (m.c.f.) the volume of gas for such purposes to be computed on a pressure basis of 10 ounces above an assumed atmospheric pressure of 14.4 pounds per square inch, or 15.025 pounds per square inch absolute, at 60° Fahrenheit, and pursuant to appropriate regulations of the commissioner of public lands which may provide, among other things, for a flowing temperature of 60° Fahrenheit to be assumed and applied in volume computation in all cases where a recording thermometer is not employed by the lessee in gas measurement, and for specific gravity tests at the lessee's expense at intervals not greater than one year in all cases where a recording gravitometer is not employed by the lessee in gas measurement; provided, however, the cash value for royalty purposes of carbon dioxide gas and of hydrocarbon gas delivered to a gasoline plant for extraction of liquid hydrocarbons shall be equal to the net proceeds derived from the sale of such gas, including any liquid hydrocarbons recovered therefrom.

Notwithstanding the foregoing provisions, the lessor, acting by its commissioner of public lands, may require the payment of royalty for all or any part of the gas produced and saved under this lease and marketed or utilized at a price per m.c.f. equal to the maximum price being paid for gas of like kind and quality and under like conditions in the same field or area or may reduce the royalty value of any such gas (to any amount not less than the net proceeds of sale thereof in the field) if the commissioner of public lands shall determine such action to be necessary to the successful operation of the lands for oil or gas purposes or to encouragement of the greatest ultimate recovery of oil or gas or to the promotion of conservation of oil or gas.

This lease shall not expire at the end of either the primary or secondary term hereof if there is a well capable of producing gas in paying quantities located upon some part of the lands embraced herein where such well is shut-in due to the inability of the lessee to obtain a pipeline connection or to market the gas therefrom; provided, however, the owner of this lease as to the lands upon which such well is located shall pay an annual royalty equal to the annual rental payable by such owner under the terms of this lease but not less than one hundred dollars ($100.00) per well per year, said royalty to be paid on or before the annual rental paying date next ensuing after the expiration of ninety days from the date said well was shut-in and on or before said rental date thereafter. The payment of said annual royalty shall be considered for all purposes the same as if gas were being produced in paying quantities and upon the commencement of marketing of gas from said well or wells the royalty paid for the lease year in which the gas is first marketed shall be credited upon the royalty payable hereunder to the lessor for such year. The provisions of this section shall also apply where gas is being marketed from said leasehold premises and through no fault of the lessee, the pipeline connection or market is lost or ceases, in which case this lease shall not expire so long as said annual royalty is paid as herein provided. Notwithstanding the provisions of this section to the contrary, this lease shall not be continued after ten years from the date hereof for any period of more than five years by the payment of said annual royalty.

3. Lessee agrees to make full settlement on the 20th day of each month for all royalties due the lessor for the preceding month, under this lease, and to permit the lessor or its agents, at all reasonable hours, to examine lessee's books relating to the production and disposition of oil and gas produced. Lessee further agrees to submit to lessor annually upon forms furnished by lessor, verified reports showing lessee's operations for the preceding year.

4. It is expressly agreed that the consideration hereinbefore specified is a good, valid and substantial consideration and sufficient in all respects to support each and every covenant herein, including specifically the option granted the lessee to prevent the termination of this lease from year to year, by the payment or tender of the further rental hereinafter provided for.

An annual rental at the rate of 25¢ per acre shall become due and payable to the lessor by the lessee, or by any transferee or assignee of the same, or any part hereof, where such transferee or assignee has been recognized, and such transfer or assignment approved by the lessor as hereinafter provided, upon each acre of the land above described and then claimed by such lessee, transferee or assignee hereunder, and the same shall be due and payable in advance to the lessor on the successive anniversary dates of this lease, but the annual rental on any assignment shall in no event be less than six dollars ($6.00).

In the event the lessee shall elect to surrender any or all of said acreage, he shall deliver to the commissioner a duly executed release thereof and in event said lease has been recorded, then he shall upon request furnish and deliver to said commissioner a certified copy of a duly recorded release.

5. The lessee may at any time by paying to the state of New Mexico, acting by its commissioner of public lands, or other authorized officer, all amounts then due as provided herein and the further sum of ten dollars ($10.00), surrender and cancel this lease insofar as the same covers all or any portion of the lands herein leased and be relieved from further obligations or liability hereunder, in the manner as hereinbefore provided. Provided, this surrender clause and the option herein reserved to the lessee shall cease and become absolutely inoperative immediately and concurrently with the institution of any suit in any court of law or equity by the lessee, lessor, or any assignee, to enforce this lease, or any of its terms express or implied.

6. All payments due hereunder shall be made on or before the day such payment is due, in cash or by certified exchange at the office of the commissioner of public lands in Santa Fe, New Mexico.

7. The lessee with the consent of the lessor, shall have the rights to assign this lease in whole or in part. Provided, however, that no assignment of an undivided interest in the lease or in any part thereof nor any assignment of less than a legal subdivision shall be recognized or approved by the lessor. Upon approval in writing by the lessor of an assignment, the assignor shall stand relieved from all obligations to the lessor with respect to the lands embraced in the assignment and the lessor shall likewise be relieved from all obligations to the assignor as to such tracts, and the assignee shall succeed to all of the rights and privileges of the assignor with respect to such tracts and shall be held to have assumed all of the duties and obligations of the assignor to the lessor as to such tracts.

8. In the event a well or wells producing oil or gas in paying quantities should be brought in on adjacent land draining the leased premises, lessee shall drill such offset well or wells as a reasonably prudent operator would drill under the same or similar circumstances.

9. The lessee agrees to notify the lessor of the location of each well before commencing drilling thereon, to keep a complete and accurate log of each well drilled and to furnish a copy thereof, verified by some person having actual knowledge of the facts, to the lessor upon the completion of any well, and to furnish the log of any unfinished well at any time when requested to do so by the lessor.

If any lands embraced in this lease shall be included in any deed or contract of purchase outstanding and subsisting issued pursuant to any sale made of the surface of such lands prior to the date of this lease, it is agreed and understood that no drilling operation shall be commenced on any such lands so sold unless and until the lessee or his assignee shall have filed a good and sufficient bond with the lessor as required by law, to secure the payment for such damage to the livestock, range, water, crops or tangible improvements on such lands as may be suffered by the purchaser holding such deed or contract of purchase, or his successors, by reason of the developments, use and occupation of such lands by such lessee. Provided, however, that no such bond shall be required if such purchaser shall waive the right to require such bond to be given in the manner provided by law.

10. In drilling wells all water-bearing strata shall be noted in the log, and the lessor reserves the right to require that all or any part of the casing shall be left in any nonproductive well when lessor deems it to the interest of the state of New Mexico to maintain said well or wells for water. For such casing so left in wells the lessor shall pay to the lessee the reasonable value thereof.

11. Lessee shall be liable and agree to pay for all damages to the range, livestock, growing crops or improvements caused by lessee's operations on said lands. When requested by the lessor, the lessee shall bury pipelines below plow depth.

12. The lessee shall not remove [redacted] machinery or fixtures placed on said premis[redacted]or draw the casing from any well unless and until all payments and obligations due the lessor under the terms of this agreement shall have been paid or satisfied. The lessee's right to remove the casing is subject to the provision of Paragraph 10 above.

13. Upon failure or default of the lessee or any assignee to comply with any of the provisions or covenants hereof, the lessor is hereby authorized to cancel this lease and such cancellation shall extend to and include all rights hereunder as to the whole of the tract so claimed, or possessed by the lessee or assignee so defaulting, but shall not extend to, nor affect the rights of any other lessee or assignee claiming any portion of the lands upon which no default has been made; provided, however, that before any such cancellation shall be made, the lessor shall mail to the lessee, or assignee so defaulting, by registered mail, addressed to the post-office address of such lessee or assignee as shown by the records of the state land office, a notice of intention of cancellation specifying the default for which cancellation is to be made, and if within thirty days from the date of mailing said notice the said lessee or assignee shall remedy the default specified in said notice, cancellation shall not be made.

14. All of the terms of this agreement shall extend to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

15. If the lessee shall have failed to make discovery of oil or gas in paying quantities during the primary term hereof or if such discovery shall have been made and production shall have ceased for any reason, the lessee may continue this lease in full force and effect for an additional term of five years and as long thereafter as oil and gas in paying quantities or either of them is produced from the leased premises by paying each year in advance, as herein provided, double the rental provided herein for the primary term, or the highest rental prevailing at the commencement of the secondary term in any rental district, or districts in which the lands, or any part thereof, may be situated, if it be greater than double the rental provided for the primary term; provided, however, such rental shall be paid within the time provided by Section 13 hereof, and provided, further, that if oil or gas in paying quantities should be discovered during the secondary term hereof but production should cease, this lease shall continue for the remainder of said secondary term of five years so long as said rental is paid, and if oil or gas in paying quantities is being produced at the end of the secondary term of five years so long thereafter as oil and gas in paying quantities or either of them is produced from the leased premises.

16. If this lease shall have been maintained in accordance with the provisions hereof and if at the expiration of the secondary term provided for herein oil or gas is not being produced on said land but lessee or any assignee is then engaged in bona fide drilling or reworking operations thereon, this lease shall remain in full force and effect so long as such operations are diligently prosecuted and, if they result in the production of oil or gas, so long thereafter as oil and gas in paying quantities, or either of them, is produced from said land; provided, however, such operations extending beyond the secondary term shall be approved by the lessor upon written application filed with the lessor on or before the expiration of said term, and a report of the status of all such operations shall be made by the lessee to the lessor every thirty days and a cessation of such operations for more than twenty consecutive days shall be considered as an abandonment of such operations and thereupon the provisions hereof shall be of no further force or effect. Operations commenced and continued as herein provided shall extend this lease as to all lands as to which the same is in full force and effect as of the time said drilling operations are commenced; provided, however, this lease shall be subject to cancellation for failure to pay rentals or to otherwise comply with the foregoing provisions of this section in accordance with Section 13 hereof.

17. Should production of oil or gas or either of them in paying quantities be obtained while this lease is in force and effect and should thereafter cease from any cause after the expiration of ten years from the date hereof this lease shall not terminate if lessee commences additional drilling or reworking operations within sixty days after the cessation of such production and shall remain in full force and effect so long as such operations are prosecuted in good faith with no cessation of more than twenty consecutive days, and if such operations result in the production of oil or gas in paying quantities, so long thereafter as oil or gas in paying quantities is produced from said land; provided, however, written notice of intention to commence such operations shall be filed with the lessor within thirty days after the cessation of such production, and report of the status of such operations shall be made by the lessee to the lessor every thirty days, and the cessation of such operations for more than twenty consecutive days shall be considered as an abandonment of such operations and this lease shall thereupon terminate.

In witness whereof, the party of the first part has hereunto signed and caused its name to be signed by its commissioner of public lands thereunto duly authorized, with the seal of his office affixed, and the lessee has signed this agreement the day and year first above written.

STATE OF NEW MEXICO

By: *[signature]*
Commissioner of Public Lands, Lessor

CITIES SERVICE PETROLEUM COMPANY

[signature]
E. E. Owen Lessee Attorney-in-Fact (Seal)

Distributed this the 24th day of October, 19 62

(PERSONAL ACKNOWLEDGMENT)

STATE OF ....
COUNTY OF .... } ss.

The foregoing instrument was acknowledged before me this .... day of ...., 19...., by

....

My commission expires: .... Notary Public

(ACKNOWLEDGMENT BY ATTORNEY-IN-FACT)

STATE OF Oklahoma
COUNTY OF Washington } ss.

The foregoing instrument was acknowledged before me this 26th day of October, 19 62, by

E. E. Owen as attorney-in-fact in behalf of

Cities Service Petroleum Company

My commission expires: My commission expires Feb. 24, 1964 Notary Public

(ACKNOWLEDGMENT BY CORPORATION)

STATE OF ....
COUNTY OF .... } ss.

The foregoing instrument was acknowledged before me this .... day of ...., 19...., by

.................., ... of ....,
(Name) (Title) (Corporation)

a .... corporation, on behalf of said corporation.

My commission expires: .... Notary Public

From Lease Number K-2803-7
To Lease Number K-2803-9

NM State Land Office Records Management Packet: KOK 6-5-2001 Post Audit: 06-06-01

NEW MEXICO STATE LAND OFFICE

ASSIGNMENT OF OIL AND GAS LEASE

63011832

FOR VALUE RECEIVED, OXY USA Inc., a Delaware Corporation, 5 Greenway Plaza, Ste. 2400, Houston, TX 77046-0504, OGRID No. 96704 (Assignor whether one or more), assigns and conveys to: OXY USA WTP LIMITED PARTNERSHIP, a Delaware Limited Partnership, OGRID No. 192463, (Assignee whether one or more), whose mailing address is 6 Desta Drive, Suite 6000, Midland, Texas 79705, the entire interest and title in and to Oil and Gas Lease No. K-2803 (the Lease) initially made by the New Mexico State Land Office to: Cities Service Oil Company, dated October 16, 1962, insofar as the Lease covers the following land in Chaves County, New Mexico:

T-8-S, R-28-E, NMPM
C-S. Sec 36: SW/4NE/4, N/2SE/4, SE/4SE/4
Containing 160.00 acres, more or less.

together with the rights incident thereto, and improvements thereon, if any.

Assignee assumes and agrees to perform all duties and obligations to the Commissioner of Public Lands including payment of rentals and royalties, and to do such other acts as are required by the Lease, to the same extent and in the same manner as if the provisions of the Lease were fully set out herein.

Assignor warrants the leasehold estate herein assigned, except as to any valid overriding royalty, production payment, operating agreement or sub-lease, if any, now of legal record, and covenants to the Assignee and the Commissioner of Public Lands that the leasehold estate assigned is valid, and that all rentals and royalties due under the Lease have been paid in full, and that all other Lease obligations presently due have been fully performed.

EXECUTED this 3rd day of January, 2001

EFFECTIVE January 1, 2001

Assignor
OXY USA Inc.

By: ______________________
Terry S. Lindquist, Attorney-in-Fact

ACKNOWLEDGMENT

STATE OF TEXAS
}ss
COUNTY OF MIDLAND

The foregoing Assignment was acknowledged before me this 3rd day of January, 2001, by Terry S. Lindquist, as Attorney-in-Fact on behalf of OXY USA Inc., a Delaware corporation.

My commission expires: 2/10/03

EDWARD N ADCOCK NOTARY PUBLIC State of Texas Comm. Exp. 02-10-2003

____
Edward N. Adcock, Notary Public in and for the State of Texas

ASSIGNEE'S ACCEPTANCE

The undersigned Assignee named above hereby agrees to be bound by all of the terms, covenants, and conditions of the Lease and this Assignment and shall succeed to the rights and benefits under the Lease.

EXECUTED this 3rd day of January, 2001

Assignee
OXY USA WTP LIMITED PARTNERSHIP

By: ______________________
Terry S. Lindquist, Attorney-in-Fact for OXY USA Inc., General Partner

OIL & GAS PURGED DATE 3-26-01 FILMED 9/6/01 OPERATOR

000 SLO 3-13-01#098 $30.00F4

SCANNED

EXHIBIT 2

ACKNOWLEDGMENT

STATE OF TEXAS }ss
COUNTY OF MIDLAND

The foregoing Assignee's Acceptance was acknowledged before me this 3rd day of January, 2001, by Terry S. Lindquist, Attorney-in-Fact on behalf of OXY USA Inc., a Delaware corporation acting as General Partner for OXY USA WTP LIMITED PARTNERSHIP, a Delaware Limited Partnership.

My commission expires: 2/10/03

EDWARD N ADCOCK NOTARY PUBLIC State of Texas Comm. Exp. 02-10-2003

Edward N. Adcock, Notary Public in and for the State of Texas

APPROVAL OF THE COMMISSIONER

Office of the Commissioner of Public Lands
Santa Fe, New Mexico
I hereby certify that this Assignment was filed in my office on MAR 1 3 2001, and was approved by me
and shall be effective as to the State of New Mexico on MARCH 22, 2001

COMMISSIONER OF PUBLIC LANDS

INSTRUCTIONS AND INFORMATION

1. ANNUAL RENTAL: The annual rental for the land in this Assignment is 50¢ per acre. The rental is due in advance and shall be paid to the Commissioner of Public Lands on the anniversary date of the original Lease agreement. The date of this Assignment does not change the annual rental due date. For any Assignment of any Lease initially issued prior to June 15, 1985, the annual rental shall not be less than six dollars ($6.00). For any Assignment of any Lease initially issued after June 14, 1985, or of any Lease which has been stipulated to the new ten year Lease, the minimum rental is forty dollars ($40.00).
2. FIXED TEN-YEAR LEASE: This Lease provides for a fixed ten-year term, and for so long as oil or gas is produced in paying quantities. The ten-year period is divided into a primary term of five years, followed by a secondary term of five years. If no production is had during the primary term, the rental for the secondary term is double the rental of the primary term, or equal to the highest prevailing rental rate in the district, whichever is higher. Rentals continue even though production is had.
3. FIXED FIVE-YEAR LEASE: This Lease provides for a fixed five-year term, and for so long as oil and gas is produced in paying quantities. The fixed five-year Lease has no secondary term. Rentals continue even though production is had.
4. FILING: All Assignments must be filed in the State Land Office in triplicate, with original signatures on all three copies, within one hundred days from the date of signing, and must be accompanied by the recording fee.
5. RECORDING FEE: The recording fee for each Assignment is thirty dollars ($30.00). If, however, the Assignment is filed more than one hundred days from the date of signing, an additional fee of seventy-five dollars ($75.00) is charged.
6. PERSONAL CHECKS: When an Assignment is accompanied by a personal check, the Commissioner of Public Lands reserves the right to withhold approval of the Assignment until the check is paid.
7. ASSIGNMENT DISAPPROVAL: An Assignment will not be approved when it is made:
   A. to more than two persons;
   B. for less than a regular subdivision. "Regular subdivision" means forty acres or a tract described by lot number, which tract may be more or less than forty acres;
   C. for an undivided interest;
   D. in the name of a trusteeship, unless the trust document is attached or on file, and not more than two persons are named as trustee;
   E. after a lis pendens is filed;
   F. including any change or addition to the language contained in the Assignment form;
   G. where surety requirements have not been met; or
   H. where the lease is not in good standing; provided, however, that approval by the Commissioner does not waive any rights or claims the Commissioner may have to rentals, royalties, or other obligations due to the Commissioner by the Assignor under the lease.
8. COMPLETE ADDRESS: An Assignment must show the complete post office address of the Assignee.
9. ACKNOWLEDGMENT: An Assignment must be executed before an officer authorized to take acknowledgments of deeds. Persons executing on behalf of a corporation or other business entity must indicate title or authority to execute.
10. MARITAL STATUS: An Assignment must show whether the Assignors are married or single; if married, both husband and wife must sign the Assignment. The Certificates of Acknowledgment must show the marital status of the Assignors.
11. COMMUNICATIONS: All official business, letters and communications must be addressed directly to the Commissioner of Public Lands, Oil, Gas, & Minerals Division.
12. PAYMENT: Make all payments for annual rental, recording, and approval of fees to:

COMMISSIONER OF PUBLIC LANDS
P.O. Box 1148
Santa Fe, NM 87504-1148

OIL & GAS TC PURGED
DATE 3-26-01
FILMED 7/6/01
OPERATOR LL

State of New Mexico
Commissioner of Public Lands
310 OLD SANTA FE TRAIL P.O. BOX 1148
SANTA FE, NEW MEXICO 87504-1148

STEPHANIE GARCIA RICHARD
COMMISSIONER

(505) 827-5760
Fax: (505) 827-5766
www.nmstatelands.org

09/16/19

OXY USA WTP LIMITED PARTNERSHIP
PO BOX 27570
HOUSTON, TX 77227-7570

Notice is given that State Oil and Gas Lease Number K02803, Assignment Number 0009, original dated 10/16/1962, has automatically expired by its own terms.

Oil and Gas leases are issued for a period of five(5) or ten(10) years and assignments therefrom take the same terms and conditions as set forth in the original contract. Consequently, these expire after running their full term, unless extended by production or by the formal, timely invocation of saving clauses available within certain contracts. State Land Office records have been updated to reflect the action taken. This action will become non-appealable unless the party to whom it is directed initiates a contest proceeding within thirty (30) days of the date of the agency determination (NMAC 19.2.15).

Notice is also given that if any assignments or other instruments of transfer of royalties in the lease production have been recorded in the office of the county clerk wherein these lands are situated, the holders of such instruments must see that they are released from record as required by law. (Sections 70-1-1 through 70-1-5, NMSA, 1978 {1995 Repl. Pamp.}).

Notice is further given that the Commissioner of Public Lands will look to you, as lessee of record at the State Land Office, for reimbursement to the State for any production from the premises formerly leased to you that occurs after lease expiration as a consequence of your failure to notify working interest owners of lease termination.
You should therefore immediately notify in writing all holders of working interests in the lease that the lease has expired effective 09/16/2019.

If you should need additional information, please contact Rubel Salazar at (505)827-5730.

Respectfully,

Jordan Kessler
Assistant Commissioner of Mineral Resources